                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        John F. Bergstrom
                                        -----------------------------
                                        John F. Bergstrom

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        John F. Bergstrom
                                        -----------------------------
                                        John F. Bergstrom

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Pastora San Juan Cafferty
                                        -----------------------------
                                        Pastora San Juan Cafferty

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Pastora San Juan Cafferty
                                        -----------------------------
                                        Pastora San Juan Cafferty

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Paul J. Collins
                                        -----------------------------
                                        Paul J. Collins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Paul J. Collins
                                        -----------------------------
                                        Paul J. Collins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        William O. Fifield
                                        -----------------------------
                                        William O. Fifield

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        William O. Fifield
                                        -----------------------------
                                        William O. Fifield

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Claudio X. Gonzalez
                                        -----------------------------
                                        Claudio X. Gonzalez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Claudio X. Gonzalez
                                        -----------------------------
                                        Claudio X. Gonzalez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        James G. Grosklaus
                                        -----------------------------
                                        James G. Grosklaus

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        James G. Grosklaus
                                        -----------------------------
                                        James G. Grosklaus

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Louis E. Levy
                                        -----------------------------
                                        Louis E. Levy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Louis E. Levy
                                        -----------------------------
                                        Louis E. Levy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Frank A. McPherson
                                        -----------------------------
                                        Frank A. McPherson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Frank A. McPherson
                                        -----------------------------
                                        Frank A. McPherson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Linda Johnson Rice
                                        -----------------------------
                                        Linda Johnson Rice

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Linda Johnson Rice
                                        -----------------------------
                                        Linda Johnson Rice

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Wayne R. Sanders
                                        -----------------------------
                                        Wayne R. Sanders

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Wayne R. Sanders
                                        -----------------------------
                                        Wayne R. Sanders

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Wolfgang R. Schmitt
                                        -----------------------------
                                        Wolfgang R. Schmitt

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Wolfgang R. Schmitt
                                        -----------------------------
                                        Wolfgang R. Schmitt

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 4,400,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Salaried Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Randall L. Tobias
                                        -----------------------------
                                        Randall L. Tobias

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 3,900,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be offered and sold pursuant to and in accordance with the Scott Paper Company Hourly Investment Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.



                                        Randall L. Tobias
                                        -----------------------------
                                        Randall L. Tobias